Exhibit 23.1
                                                                    ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------






As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated June 22, 1999 included in Ventiv Health, Inc.'s Registration Statement on Form 10, as amended, and to all references to our Firm included in this Registration Statement.



                                                             ARTHUR ANDERSEN LLP


/s/  Arthur Andersen LLP
------------------------


Vienna, Virginia
November 2, 1999









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